Exhibit 10.2

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”) is made as of August 1, 2017 (the “Effective Date”) by and among Molecular Templates, Inc. (which name, prior to the closing of the Merger, was Threshold Pharmaceuticals, Inc.), a Delaware corporation (the “Company”), and each of those persons and entities, severally and not jointly, identified as an Investor on the Schedule of Investors attached as Exhibit A hereto (the “Schedule of Investors”). Such persons and entities together with their permitted successors and assigns, are referred to collectively as the “Investors” and each individually as an “Investor”. The Company and the Investors may each be referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

A. Reference is made to that certain Agreement and Plan of Merger and Reorganization (the “Merger Agreement”), dated as of March 16, 2017, by and among Molecular Templates, Inc. (“Molecular”), the Company, and Trojan Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“Merger Sub”), pursuant to which, at the Effective Time, Merger Sub merged with and into Mercury with Mercury remaining as the surviving entity after the merger and a wholly owned subsidiary of the Company (the “Merger”). At the Effective Time, the Company’s certificate of incorporation was amended to change its legal name from “Threshold Pharmaceuticals, Inc.” to “Molecular Templates, Inc.”

B. The Parties are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act and the provisions of Regulation D (“Regulation D”) or other applicable exemptions from registration, as promulgated by the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act.

C. The Investors wish to purchase, severally but not jointly, from the Company, and the Company wishes to sell and issue to the Investors, immediately following the closing of the Merger and upon the terms and conditions stated in this Agreement, units (“Units”) having an aggregate purchase price of $40,000,000, each such Unit consisting of (i) one (1) share of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and (ii) a warrant to purchase 0.50 shares of Common Stock (the “Warrants”); provided that, for the avoidance of doubt, all share numbers and prices referenced in this Agreement are subsequent to the 11-for-1 reverse split that became effective concurrently with the Effective Time (the “Reverse Split”).

D. Contemporaneously with the execution and delivery of this Agreement, the Parties will execute and deliver a Registration Rights Agreement, in the form attached hereto as Exhibit A (the “Registration Rights Agreement”), pursuant to which the Company agrees to provide certain registration rights with respect to the Shares and the Warrant Shares under the Securities Act and applicable state securities Laws.

In consideration of the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Definitions. In addition to those terms defined elsewhere in this Agreement, for the purposes of this Agreement, the following terms shall have the meanings set forth below:

“Affiliate” means, with respect to any Person, any other Person which directly or indirectly through one or more intermediaries Controls, is controlled by, or is under common Control with, such Person.

“Business Day” means any day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

“Company’s Knowledge” means the actual knowledge of the executive officers (as defined in Rule 405 under the Securities Act) of the Company and any executive officers of the Subsidiaries.

“Contract” means any written agreement, contract, subcontract, lease, understanding, arrangement, instrument, note, option, warranty, purchase order, license, sublicense, insurance policy, benefit plan or legally binding commitment or undertaking of any nature.

“Control” (including the terms “controlling,” “controlled by” or “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“Insider” means each director, executive officer, other officer of the Company participating in the offering, any beneficial owner of twenty percent (20%) or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, and any promoter connected with the Company in any capacity on the Effective Date.

“Law” or “Laws” means any federal, state, local, municipal, foreign or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any governmental authority.

“Material Adverse Effect” means a material adverse effect on (i) the assets, results of operations, financial condition, business or prospects of the Company and its Subsidiaries taken as a whole or (ii) the ability of the Company to perform its obligations under the Transaction Documents; provided that any of the following, either alone or in combination, shall not be deemed a Material Adverse Effect: (a) effects caused by changes or circumstances affecting general market conditions in the U.S. economy or elsewhere in the world or which are generally applicable to the industry in which the Company operates; (b) effects resulting from or relating to the announcement or disclosure of the sale of the Securities or the other transactions contemplated by this Agreement; (c) effects resulting from any changes in the share price or trading volume of the Common Stock; (d) effects caused by any change in Law; and (e) effects caused by any event, occurrence or condition resulting from or relating to the taking of any action in accordance with this Agreement.

“Order” means any order, writ, injunction, judgment or decree.

“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

“Purchase Price” means $6.9048 per Unit.

“Registration Statement” has the meaning set forth in the Registration Rights Agreement.

“Required Investors” means the Investors beneficially owning (calculated in accordance with Rule 13d-3 under the Exchange Act) a majority of the aggregate outstanding Shares.

“Securities” means the Units, the Shares, the Warrants and the Warrant Shares.

“Securities Act” means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“Shares” means the aggregate number of shares of Common Stock being purchased by the Investors hereunder.

“Subscription Amount” means, with respect to each Investor, the aggregate amount to be paid for the Units purchased by such Investor hereunder as indicated on such Investor’s signature page hereto next to the heading “Aggregate Purchase Price (Subscription Amount)” in United States dollars.

“Subsidiary” of any Person means another Person, an amount of the voting securities, other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its Board of Directors or other governing body (or, if there are no such voting interests, fifty percent (50%) or more of the equity interests of which) is owned directly or indirectly by such first Person. For clarity, for purposes of this Agreement Molecular shall be considered a Subsidiary of the Company.

“Transaction Documents” means this Agreement, the Warrants and the Registration Rights Agreement.

“Warrant Shares” means the shares of Common Stock issuable upon exercise of or otherwise pursuant to the Warrants.

2. Purchase and Sale of the Units. Subject to the terms and conditions of this Agreement, at the Closing, each Investor shall severally, and not jointly, purchase, and the Company shall sell and issue to such Investor, such number of Units equal to the quotient resulting from dividing (i) the Subscription Amount for such Investor by (ii) the Purchase Price, rounded down to the nearest whole Share. The Warrants shall have an exercise price equal to $6.8423 per Warrant Share (subject to adjustment as provided in such Warrants).

3. Closing. The closing of the issuance and sale of the Units (the “Closing”) shall occur remotely via the exchange of documents and signatures on the Effective Date, which Closing shall occur immediately after and on the same day as the Effective Time of the Merger. At the Closing, each Investor shall deliver or cause to be delivered to the Company the Subscription Amount for such Investor, via wire transfer of immediately available funds pursuant to the wire instructions delivered to such Investor by the Company prior to the Closing. Promptly after the Closing, the Company shall (i) instruct the transfer agent for the Common Stock (the “Transfer Agent”) to credit each Investor the number of Shares set forth on such Investor’s signature page hereto (and, upon request of such Investor, shall instruct the Transfer Agent to deliver stock certificates to such Investor representing such Shares) and (ii) deliver to each Investor a Warrant, executed by the Company and registered in the name of such Investor, exercisable for the number of Warrant Shares as indicated on such Investor’s signature page hereto next to the heading “Underlying Shares Subject to Warrant”.

4. Representations and Warranties of the Company. The Company hereby represents and warrants to the Investors that, except as set forth in the schedules delivered herewith or as disclosed in the SEC Filings, as of the Effective Date:

4.1 Organization, Good Standing and Qualification. Each of the Company and its Subsidiaries is a corporation duly organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to carry on its business as now conducted and to own its assets. Each of the Company and its Subsidiaries is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the nature of its business makes such qualification necessary unless the failure to so qualify or be in good standing would not reasonably be expected to have a Material Adverse Effect.

4.2 Authorization. The Company has all requisite corporate power and authority and has taken all requisite action on the part of the Company, its officers, directors and stockholders necessary for (i) the authorization, execution and delivery of the Transaction Documents, (ii) the authorization of the performance of all obligations of the Company hereunder or thereunder and (iii) the authorization, issuance (or reservation for issuance) and delivery of the Securities. The Transaction Documents constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability, relating to or affecting creditors’ rights generally and to general equitable principles.

4.3 Capitalization.

(a) As of the Effective Date (and as of immediately following the Effective Time), the authorized capital stock of the Company consists of (i) 150,000,000 shares of Common Stock, of which 18,164,843 shares are issued and outstanding as of immediately following the Effective Time, and (ii) 2,000,000 shares of preferred stock, par value $0.001 per share, of which no shares are outstanding as of the Effective Date. No shares of capital stock are held in Company’s treasury. All outstanding shares of Common Stock are duly authorized, validly issued, fully paid and non-assessable and were issued in compliance with all applicable federal and state securities Laws.

(b) As of the Effective Date (and as of immediately following the Effective Time), the Company had reserved an aggregate of 3,449,756 shares of Common Stock, net of exercises, for issuance to employees, consultants and non-employee directors pursuant to the Company’s 2014 Equity Incentive Plan, under which options were outstanding for an aggregate of 1,926,410 shares of Common Stock. All shares of Common Stock subject to issuance as aforesaid, upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, would be duly authorized, validly issued, fully paid and non-assessable.

(c) Except for outstanding warrants exercisable for an aggregate of 754,545 shares of Common Stock and the obligation to issue an aggregate of 2,922,993 shares of Common Stock to Millennium Pharmaceuticals, Inc., there are no: (i) outstanding subscription, option, call, warrant or right (whether or not currently exercisable) to acquire any shares of the capital stock or other securities of the Company or any Subsidiary thereof; (ii) outstanding security, instrument or obligation that is or may become convertible into or exchangeable for any shares of the capital stock or other securities of the Company or any Subsidiary thereof; (iii) stockholder rights plan (or similar plan commonly referred to as a “poison pill”) or Contract under which the Company or any Subsidiary thereof are or may become obligated to sell or otherwise issue any shares of its capital stock or any other securities; or (iv) condition or circumstance that may give rise to or provide a basis for the assertion of a claim by any Person to the effect that such Person is entitled to acquire or receive any shares of capital stock or other securities of the Company or any Subsidiary thereof. There are no outstanding or authorized stock appreciation, phantom stock, profit participation, restricted stock units, equity-based awards or other similar rights with respect to the Company or any Subsidiary thereof.

(d) (i) none of the outstanding shares of Common Stock are entitled or subject to any preemptive right, right of repurchase or forfeiture, right of participation, right of maintenance or any similar right; (ii) none of the outstanding shares of Common Stock are subject to any right of first refusal in favor of the Company; (iii) there are no outstanding bonds, debentures, notes or other indebtedness of the Company or any Subsidiary thereof having a right to vote on any matters on which the stockholders of Company have a right to vote; and (iv) there is no Contract to which the Company or any Subsidiary thereof is a party relating to the voting or registration of, or restricting any Person from purchasing, selling, pledging or otherwise disposing of (or from granting any option or similar right with respect to), any shares of Common Stock (other than the Registration Rights Agreement and this Agreement). Neither the Company nor any Subsidiary thereof is under any obligation, or is bound by any Contract pursuant to which it may become obligated, to repurchase, redeem or otherwise acquire any outstanding shares of Common Stock or other securities.

4.4 Valid Issuance. The Shares have been duly and validly authorized and, when issued and paid for pursuant to this Agreement, will be validly issued, fully paid and nonassessable, and shall be free and clear of all encumbrances and restrictions (other than those created by the Investors), except for restrictions on transfer imposed by applicable securities Laws. The Warrants have been duly authorized and, when issued and paid for in accordance with the terms of the Transaction Documents, will be duly and validly issued, and shall be free and clear of all encumbrances and restrictions (other than those created by the Investors), except for restrictions on transfer imposed by applicable securities Laws. The Warrant Shares issuable upon exercise of the Warrants have been duly authorized and, when issued and paid for in accordance with the terms of the Warrants, will be duly and validly issued, fully paid and nonassessable, and shall be free and clear of all encumbrances and restrictions (other than those created by the Investors), except for restrictions on transfer imposed by applicable securities Laws.

4.5 Consents. The execution, delivery and performance by the Company of the Transaction Documents and the offer, issuance and sale of the Securities require no consent of, action by or in respect of, or filing with, any governmental authority other than those that have been made or obtained prior to the Effective Date and post-sale filings pursuant to securities Laws and the rules and regulations of The NASDAQ Stock Market LLC, which the Company undertakes to file within the applicable time periods.

4.6 SEC Filings.

(a)The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it under the Exchange Act for the three (3)-year period preceding the Effective Date (or such shorter period as the Company was required by Law to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Filings”).

(b) At the time of filing thereof, or to the extent corrected by a subsequent filing, the SEC Filings complied as to form in all material respects with all applicable requirements of the Exchange Act and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

(c) Each registration statement and any amendment thereto filed by the Company during the three (3) year period preceding the Effective Date pursuant to the Securities Act, as of the date such statement or amendment became effective, complied as to form in all material respects with the Securities Act and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein not misleading; and each prospectus filed during the three (3) year period preceding the Effective Date pursuant to Rule 424(b) under the Securities Act, as of its issue date and as of the closing of any sale of securities pursuant thereto, did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

4.7 No Material Adverse Change. Since January 1, 2017, except for the Merger or as identified and described in the SEC Filings, there has not been (i) any change in the consolidated assets, liabilities, financial condition or operating results of the Company or its Subsidiaries from that reflected in the financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2017, except for changes in the ordinary course of business that have not had a Material Adverse Effect, or (ii) any event or condition that has had a Material Adverse Effect.

4.8 No Conflict, Breach, Violation or Default. The execution, delivery and performance of the Transaction Documents by the Company and the issuance and sale of the Securities will not (i) conflict with or result in a material breach or material violation of (a) any of the terms and provisions of, or constitute a default under, the Company’s Certificate of Incorporation or the Company’s Bylaws, both as in effect as of immediately prior to the Closing, or (b) any Law or Order of any governmental authority (including any court, domestic or foreign), in each case having jurisdiction over the Company, any Subsidiary thereof or any of their respective assets or properties, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any lien, encumbrance or other adverse claim upon any of the properties or assets of the Company or any Subsidiary thereof or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any Contract; except in the case of clauses (i)(b) and (ii) such as would not have a Material Adverse Effect.

4.9 Tax Matters. The Company and each of its Subsidiaries has timely filed all material tax returns required to have been filed by the Company or such Subsidiary with all appropriate governmental authorities. All such tax returns were correct and complete in all material respects and have been prepared in material compliance with all applicable Laws. The Company and each Subsidiary thereof have paid all material taxes due and owing on or before the Effective Date, except those being contested in good faith with respect to which adequate reserves have been reserved for on the books of the Company.

4.10 Transfer Taxes. There are no transfer taxes or other similar fees or charges under Federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance by the Company or sale by the Company of the Securities.

4.11 Litigation. There is no claim, action, suit, arbitration or similar proceeding pending against or affecting or, to the Company’s Knowledge, threatened against the Company, its Subsidiaries or any of its or their properties or, to the Company’s Knowledge, any director or officer of the Company (in his or her capacity as such), in each case that would have a Material Adverse Effect.

4.12 Financial Statements. The financial statements of the Company contained or incorporated by reference in each SEC Filing (i) complied as to form in all material respects with the rules and regulations of the SEC with respect thereto as in effect at the time of filing (or to the extent corrected by a subsequent restatement); (ii) present fairly, in all material respects, the consolidated financial position of the Company and its Subsidiaries as of the dates presented and the results of operations and cash flows for the periods presented; and (iii) were prepared in conformity with United States generally accepted accounting principles applied on a consistent basis (except as may be indicated in the notes to such financial statements or, in the case of unaudited financial statements, as permitted by Form 10-Q of the SEC, and except that the unaudited financial statements may not contain footnotes and are subject to normal and recurring year-end adjustments).

4.13 Intellectual Property. The Company and each of its Subsidiaries owns, possesses, licenses or has other rights to use, or can obtain on commercially reasonable terms, all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, know-how and other intellectual property (collectively, the “Intellectual Property”) used in the conduct of the Company’s and each of its Subsidiaries’ businesses as now conducted or as proposed in the SEC Filings to be conducted (the “Company Intellectual Property”). To the Knowledge of the Company, there are no rights of third parties to any owned Company Intellectual Property, other than as licensed by the Company. To the Knowledge of the Company, there is no infringement by third parties of any owned Company Intellectual Property. There is no pending or, to the Company’s Knowledge, threatened action, suit, proceeding or claim by others challenging the Company’s rights in or to any Company Intellectual Property. There is no pending or, to the Company’s Knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any owned Company Intellectual Property. There is no pending or, to the Company’s Knowledge, threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others. To the Company’s Knowledge, there are no material facts required to be disclosed to the U.S. Patent and Trademark Office (“USPTO”) which have not been disclosed to the USPTO and which would preclude the grant of a patent in connection with any patent application of the Company Intellectual Property or could form the basis of a finding of invalidity with respect to any issued patents of the Company Intellectual Property.

4.14 Disclosure. The Company understands and confirms that the Investors will rely on the foregoing representations in effecting transactions in securities of the Company. To the Knowledge of the Company, all due diligence materials regarding the Company, its Subsidiaries, their businesses and the transactions contemplated hereby, furnished by or on behalf of the Company or its Subsidiaries to the Investors upon their request are, when taken together with the SEC Filings, true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

4.15 Contracts. Each franchise, contract or other document of a character required to be described in the SEC Filings or to be filed as an exhibit to the SEC Filings under the Securities Act and the rules and regulations promulgated thereunder (collectively, the “Material Contracts”) is so described or filed.

4.16 Compliance. Except as would not, individually or in the aggregate, result in a Material Adverse Effect: (i) the Company and each of its Subsidiaries are and have been for the three (3)-year period preceding the date hereof in compliance with statutes, laws, ordinances, rules and regulations applicable to them for the ownership, testing, development, manufacture, packaging, processing, use, labeling, storage, or disposal of any product manufactured by or on behalf of the Company or its Subsidiaries or out-licensed by the Company or its Subsidiaries (a “Company Product”), including without limitation, the Federal Food, Drug, and Cosmetic Act, 21 U.S.C. § 301, et seq., the Public Health Service Act, 42 U.S.C. § 262, similar laws of other governmental entities and the regulations promulgated pursuant to such laws (collectively, “Applicable Laws”); (ii) the Company and its Subsidiaries possess all material licenses, certificates, approvals, authorizations, permits and supplements or amendments thereto required by any such Applicable Laws and/or for the ownership of their respective properties or the conduct of their respective businesses as it relates to a Company Product and as described in the SEC Filings (collectively, “Authorizations”) and such Authorizations are valid and in full force and effect and the Company and its Subsidiaries are not in violation of any material term of any such Authorizations; (iii) neither the Company nor any of its Subsidiaries have received any written notice of adverse finding, warning letter or other written correspondence or notice from the U.S. Food and Drug Administration (the “FDA”) or any other governmental entity alleging or asserting noncompliance with any Applicable Laws or Authorizations relating to a Company Product; (iv) neither the Company nor its Subsidiaries have received written notice of any ongoing claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from any governmental entity or third party alleging that any Company Product, operation or activity related to a Company Product is in violation of any Applicable Laws or Authorizations or has any Knowledge that any such governmental entity or third party is considering any such claim, litigation, arbitration, action, suit, investigation or proceeding, nor, to the Company’s Knowledge, has there been any noncompliance with or violation of any Applicable Laws by the Company or any of its Subsidiaries that would reasonably be expected to require the issuance of any such written notice or result in an investigation, corrective action, or enforcement action by the FDA or similar governmental entity with respect to a Company Product; (v) neither the Company nor any of its Subsidiaries have received written notice that any governmental entity has taken, is taking or intends to take action to limit, suspend, modify or revoke any Authorizations or has any Knowledge that any such governmental entity has threatened or is considering such action with respect to a Company Product; and (vi) the Company and each of its Subsidiaries have filed, obtained, maintained or submitted all material reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Applicable Laws or Authorizations and that all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were complete correct in all material respects and not misleading on the date filed (or were corrected or supplemented by a subsequent submission). To the Company’s Knowledge, neither the Company nor any of its Subsidiaries nor any of their respective directors, officers, employees or agents, has made, or caused the making of, any false statements on, or material omissions from, any other records or documentation prepared or maintained to comply with the requirements of the FDA or any other governmental entity.

4.17 Compliance in Clinical Trials. The clinical studies and tests conducted by the Company and each of its Subsidiaries or on behalf of the Company or any of its Subsidiaries, have been and, if still pending, are being conducted in all material respects pursuant to all Applicable Laws and Authorizations; the descriptions of the results of such clinical studies and tests contained in the SEC Filings are accurate and complete in all material respects and fairly present the data derived from such clinical studies and tests; the Company (on a consolidated basis) is not aware of any clinical studies or tests, the results of which the Company (on a consolidated basis) believes reasonably call into question the research, nonclinical or clinical study or test results described or referred to in the SEC Filings when viewed in the context in which such results are described; and neither the Company nor any of its Subsidiaries have received any written notices or correspondence from any governmental entity requiring the termination, suspension or material modification of any clinical study or test conducted by or on behalf of the Company or any of its Subsidiaries.

4.18 Investment Company. The Company (on a consolidated basis with its Subsidiaries) is not and, after giving effect to the offering and sale of the Securities, will not be an “investment company” as defined in the Investment Company Act of 1940, as amended.

4.19 Governmental Permits, Etc. The Company and each of its Subsidiaries possess all material licenses, certificates, permits and other authorizations issued by all applicable authorities necessary to conduct their respective businesses, and the Company and each of its Subsidiaries have not received any written notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business.

4.20 Internal Control over Financial Reporting. The Company (on a consolidated basis) maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company’s internal controls over financial reporting are effective to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and the Company is not aware of any material weakness in its internal controls over financial reporting. The Company maintains “disclosure controls and procedures” (as such term is defined in Rule 13a-15(e) under the Exchange Act); such disclosure controls and procedures are effective.

4.21 Labor. No labor problem or dispute with the employees of the Company or any of its Subsidiaries exists or, to the Knowledge of the Company, is threatened.

4.22 ERISA. None of the following events has occurred or exists: (i) a failure to fulfill the obligations, if any, under the minimum funding standards of Section 302 of the United States Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and the regulations and published interpretations thereunder with respect to a Plan that is required to be funded, determined without regard to any waiver of such obligations or extension of any amortization period; (ii) an audit or investigation by the Internal Revenue Service, the U.S. Department of Labor, the Pension Benefit Guaranty Corporation or any other federal or state governmental agency or any foreign regulatory agency with respect to the employment or compensation of employees by any of the Company that could have a Material Adverse Effect; (iii) any breach of any contractual obligation, or any violation of law or applicable qualification standards, with respect to the employment or compensation of employees by the Company that would reasonably be expected to have a Material Adverse Effect. None of the following events has occurred or is reasonably likely to occur: (i) a material increase in the aggregate amount of contributions required to be made to all Plans in the current fiscal year of the Company compared to the amount of such contributions made in the most recently completed fiscal year of the Company; (ii) a material increase in the “accumulated post-retirement benefit obligations” (within the meaning of Statement of Financial Accounting Standards 106) of the Company compared to the amount of such obligations in the most recently completed fiscal year of the Company; (iii) any event or condition giving rise to a liability under Title IV of ERISA that could have a Material Adverse Effect; or (iv) the filing of a claim by one or more employees or former employees of the Company related to their employment that could have a Material Adverse Effect. For purposes of this paragraph, the term “Plan” means a plan (within the meaning of Section 3(3) of ERISA) subject to Title IV of ERISA with respect to which the Company may have any liability.

4.23 Environmental Laws. The Company and each of its Subsidiaries (i) is in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received and is in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct its business and (iii) have not received notice of any actual or potential liability under any environmental law, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability would not, individually or in the aggregate, have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business. The Company nor any of its Subsidiaries have been named as a “potentially responsible party” under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

4.24 Foreign Corrupt Practices. The Company (on a consolidated basis) is not nor, to the Knowledge of the Company, any director, officer, agent, or employee of the Company or any of its Subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA.

4.25 Money Laundering Laws. The operations of the Company and each of its Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements and the money laundering statutes and the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the Knowledge of the Company, threatened.

4.26 OFAC. Neither the Company nor any of its Subsidiaries are nor, to the Knowledge of the Company, any director, officer, agent or employee of the Company or any of its Subsidiaries (i) is currently subject to any sanctions administered or imposed by the United States (including any administered or enforced by the Office of Foreign Assets Control of the U.S. Treasury Department, the U.S. Department of State, or the Bureau of Industry and Security of the U.S. Department of Commerce), the United Nations Security Council, the European Union, or the United Kingdom (including sanctions administered or controlled by Her Majesty’s Treasury) (collectively, “Sanctions” and such persons, “Sanction Persons”) or (ii) will, directly or indirectly, use the proceeds of this offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person in any manner that will result in a violation of any economic Sanctions by, or could result in the imposition of Sanctions against, any person (including any person participating in the offering, whether as underwriter, advisor, investor or otherwise). Neither the Company nor any of its Subsidiaries is nor, to the Knowledge of the Company, any director, officer, agent, or employee of the Company or any of its Subsidiaries, is a person that is, or is 50% or more owned or otherwise controlled by a person that is: (i) the subject of any Sanctions; or (ii) located, organized or resident in a country or territory that is, or whose government is, the subject of Sanctions that broadly prohibit dealings with that country or territory (currently, Cuba, Iran, North Korea, Sudan, and Syria) (collectively, “Sanctioned Countries” and each, a “Sanctioned Country”). The Company nor any of its Subsidiaries have engaged in any dealings or transactions with or for the benefit of a Sanctioned Person, or with or in a Sanctioned Country, in the preceding 3 years, nor does the Company (on a consolidated basis) have any plans to increase its dealings or transactions with Sanctioned Persons, or with or in Sanctioned Countries.

4.27 Compliance with Listing Requirements. The Common Stock is registered pursuant to Section 12(b) of the Exchange Act and is listed on the NASDAQ Capital Market (the “NASDAQ Capital Market”). The Company is in compliance with the listing and listing maintenance requirements of the NASDAQ Capital Market applicable to it for the continued trading of its Common Stock on the NASDAQ Capital Market. The Company has not received any notification that the SEC, the NASDAQ Capital Market or the Financial Industry Regulatory Authority, Inc. (“FINRA”) is contemplating terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the NASDAQ Capital Market.

4.28 Reserved.

4.29 No Integrated Offering. Assuming the accuracy of the representations and warranties of the Investors set forth in Section 5, the Company has not, directly or indirectly through any agent, made any offers or sales of, or solicited any offers to buy, any Company “security” (as defined in the Securities Act) under circumstances that would adversely affect reliance by the Company on Section 4(a)(2) for the exemption from registration for the transactions contemplated hereby or would require registration of any of the Securities under the Securities Act.

4.30 Private Placement. Assuming the accuracy of the representations and warranties of the Investors set forth in Section 5, and in reliance thereon, the offer and sale of the Securities to the Investors as contemplated hereby is exempt from the registration requirements of the Securities Act.

4.31 Shell Company. The Company is not, and was not in the past, an “ineligible issuer” (as defined in Rule 405 promulgated under the Securities Act).

4.32 Use of Form S-3. The Company meets the registration and transaction requirements for use of Form S-3 for the registration of the resale of the Shares and the Warrant Shares by the Investors, subject to the SEC’s guidance and interpretations regarding secondary offerings being considered primary offerings.

4.33 No Stop Order; Shares Approved for Listing. No stop order or suspension of trading has been imposed as of the Effective Date by the NASDAQ Capital Market, the SEC or any other governmental authority or regulatory body with respect to public trading in the Common Stock. The NASDAQ Capital Market has approved the listing of the Shares and the Warrant Shares.

4.34 Sarbanes-Oxley Act. There is and has been no failure on the part of the Company and any of the Company’s directors or officers (in their capacities as such) to comply with any applicable provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, including, without limitation, Section 402 relating to loans.

4.35 Consummation of Merger. The Reverse Split has been effected and the Effective Time of the Merger has occurred.

5. Representations and Warranties of the Investors. Each Investor hereby severally, and not jointly, represents and warrants to the Company that, as of the Effective Date:

5.1 Organization and Existence. Such Investor is a duly organized, validly existing corporation, limited partnership or limited liability company and in good standing under the Laws of the jurisdiction of its organization.

5.2 Authorization. Such Investor has the requisite corporate (or similar) power and authority and has taken all requisite action on the part of such Investor, its officers, directors, members and stockholders necessary for (i) the authorization, execution and delivery of the Transaction Documents to which such Investor is a party and (ii) the authorization of the performance of all obligations of the Investor hereunder or thereunder. The Transaction Documents to which such Investor is a party constitute the legal, valid and binding obligations of the Investor, enforceable against such Investor in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability, relating to or affecting creditors’ rights generally and to general equitable principles.

5.3 No Conflict, Breach, Violation or Default. The execution, delivery and performance of the Transaction Documents by such Investor will not (i) conflict with or result in a material breach or material violation of (a) any of the terms and provisions of, or constitute a material default under, its organizational documents, as in effect as of immediately prior to the Closing, or (b) any Law or Order of any governmental agency or body or any court, domestic or foreign, in each case having jurisdiction over such Investor or any of its assets or properties, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any lien, encumbrance or other adverse claim upon any of the properties or assets of such Investor or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement, indenture or instrument to which such Investor is a party; except in the case of clauses (i)(b) and (ii) such as would not have a material adverse effect on the ability of such Investor to perform its obligations hereunder.

5.4 Purchase Entirely for Own Account. The Securities to be received by such Investor hereunder, including the Warrant Shares upon exercise of the Warrants, will be acquired for such Investor’s own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the Securities Act, and such Investor has no present agreement, understanding or intention of selling, granting any participation in, or otherwise distributing the same in violation of the Securities Act without prejudice, subject, however, to such Investor’s right at all times to sell or otherwise dispose of all or any part of such Securities in compliance with applicable federal and state securities Laws.

5.5 Investment Experience. Such Investor acknowledges that it can bear the economic risk and complete loss of its investment in the Securities and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment contemplated hereby.

5.6 Disclosure of Information. Such Investor has had an opportunity to review all information related to the Company requested by it and to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Securities. Such Investor acknowledges that copies of the SEC Filings have been made available to it, including, without limitation, copies of the definitive proxy statement filed by the Company on June 30, 2017 and the Merger Agreement. Such Investor has sought such accounting, legal and tax advice as it has considered necessary to make an informed decision with respect to its acquisition of the Securities.

5.7 Restricted Securities. Such Investor understands that the Securities are characterized as “restricted securities” under the U.S. federal securities Laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such Laws the Securities may be resold without registration under the Securities Act only in certain limited circumstances. Such Investor understands that except as provided in the Registration Rights Agreement: (i) the Securities have not been and are not being registered under the Securities Act or any state securities Laws, and may not be offered for sale, sold, assigned or transferred unless (a) subsequently registered thereunder, (b) such Investor shall have delivered to the Company an opinion of counsel, in a form reasonably acceptable to the Company, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (c) such Investor provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the Securities Act, as amended, (or a successor rule thereto) (collectively, “Rule 144”); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other Person is under any obligation to register the Securities under the Securities Act or any state securities Laws or to comply with the terms and conditions of any exemption thereunder.

5.8 Investor Status. At the time such Investor was offered the Securities, it was, and at the Effective Date it is, and on each date on which it exercises the Warrants it will be, an “accredited investor” as defined in Rule 501(a) under the Securities Act. Such Investor is not a registered broker-dealer registered under Section 15(a) of the Exchange Act, or a member of FINRA or an entity engaged in the business of being a broker-dealer. Such Investor is not affiliated with any broker-dealer registered under Section 15(a) of the Exchange Act, or a member of FINRA or an entity engaged in the business of being a broker-dealer.

5.9 Reliance on Exemptions. Such Investor understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of federal and state securities Laws and that the Company is relying in part upon the truth and accuracy of, and such Investor’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Investor set forth in the Transaction Documents in order to determine the availability of such exemptions and the eligibility of such Investor to acquire the Securities.

5.10 No General Solicitation. Such Investor did not learn of the investment in the Securities as a result of any general solicitation or general advertising.

5.11 Brokers and Finders. No Person will have, as a result of the transactions contemplated by the Transaction Documents, any valid right, interest or claim against or upon the Company, any Subsidiary thereof or any Investor for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of such Investor.

5.12 Prohibited Transactions. Since the earlier of (i) such time as such Investor was first contacted by the Company or any other Person acting on behalf of the Company regarding the transactions contemplated hereby or (ii) thirty (30) days prior to the Effective Date, neither such Investor nor any Affiliate of such Investor which (a) had knowledge of the transactions contemplated hereby, (b) has or shares discretion relating to such Investor’s investments or trading or information concerning such Investor’s investments, including in respect of the Securities, or (c) is subject to such Investor’s review or input concerning such Affiliate’s investments or trading has, directly or indirectly, effected or agreed to effect any short sale, whether or not against the box, established any “put equivalent position” (as defined in Rule

16a-1(h) under the Exchange Act) with respect to the Common Stock, granted any other right (including, without limitation, any put or call option) with respect to the Common Stock or with respect to any security that includes, relates to or derived any significant part of its value from the Common Stock or otherwise sought to hedge its position in the Shares. Such Investor acknowledges that the representations, warranties and covenants contained in this Section 5.12 are being made for the benefit of the Investors as well as the Company and that each of the other Investors shall have an independent right to assert any claims against such Investor arising out of any breach or violation of the provisions of this Section 5.12.

5.13 Rule 506(d) Representation. Such Investor represents that it is not a person of the type described in Section 506(d) of Regulation D under the Securities Act that would disqualify the Company from engaging in a transaction pursuant to Section 506 of Regulation D under the Securities Act.

5.14 Residency. Such Investor is a resident of that jurisdiction specified on such Investor’s signature page hereto.

6. Conditions to Closing.

6.1 Conditions to the Investors’ Obligations. The obligation of each Investor to purchase the Shares at the Closing is subject to the fulfillment to satisfaction, on or prior to the Closing Date, of the following conditions, any of which may be waived by such Investor (as to itself only):

(a) The representations and warranties made by the Company in Section 4 hereof shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) as of the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) as of such earlier date. The Company shall have performed in all material respects all obligations and covenants herein required to be performed by it on or prior to the Closing Date.

(b) No judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, in each case having authority over the Company or its Subsidiaries, or any order of or by any applicable governmental authority, shall have been issued, and no action or proceeding shall have been instituted by any governmental authority, enjoining or preventing the consummation of the transactions contemplated hereby or in the other Transaction Documents.

(c) The Company shall have delivered resolutions of the Board of Directors certified by the Company’s Corporate Secretary or evidence of other corporate action by the Company and reasonably acceptable to the Investor effecting the appointing or election of David Hirsch, M.D., Ph.D. to the Company’s Board of Directors effective upon the Closing.

(d) The Company shall have delivered a Certificate, executed on behalf of the Company by its Chief Executive Officer or its Chief Financial Officer, dated as of the Closing Date, certifying to the fulfillment of the conditions specified in subsections (a) and (b), of this Section 6.1.

(e) The Investors shall have received an opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo P.C., special counsel to the Company, dated as of the Closing Date, in form and substance reasonably acceptable to the Investors.

(f) The Company shall have executed and delivered the Transaction Documents to each Investor.

(g) No stop order or suspension of trading shall have been imposed or threatened in writing by the NASDAQ Capital Market, the SEC or any other governmental or regulatory body with respect to public trading in the Common Stock. The NASDAQ Capital Market shall have approved the listing of the Shares.

6.2 Conditions to the Company’s Obligations. The Company’s obligation to sell and issue the Shares at the Closing to each Investor is subject to the fulfillment on or prior to the Closing Date of the following conditions, any of which may be waived by the Company:

(a) The representations and warranties made by such Investor in Section 5 hereof shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) as of the date hereof as of the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) as of such earlier date. Each Investor shall have performed in all material respects all obligations and covenants herein required to be performed by it on or prior to the Closing Date.

(b) Each Investor shall have delivered its applicable portion of the Purchase Price to the Company.

(c) Each Investor shall have executed and delivered the Transaction Documents to the Company.

6.3 Termination of Obligations to Effect Closing; Effects.

(a) The obligations of the Company, on the one hand, and the Investors, on the other hand, to effect the Closing shall terminate as follows:

(i) Upon the mutual written consent of the Company and the Investors;

(ii) By the Company if any of the conditions set forth in Section 6.2 shall have become incapable of fulfillment, and shall not have been waived by the Company;

(iii) By an Investor (with respect to itself only) if any of the conditions set forth in Section 6.1 shall have become incapable of fulfillment, and shall not have been waived by such Investor; or

(iv) By either the Company or any Investor (with respect to itself only) if the Closing has not occurred prior to 11:59 PM (New York time) on August 1, 2017;

provided, however, that, except in the case of clause (i) above, the party seeking to terminate its obligation to effect the Closing shall not then be in breach of any of its representations, warranties, covenants or agreements contained in this Agreement or the other Transaction Documents if such breach has resulted in the circumstances giving rise to such party’s seeking to terminate its obligation to effect the Closing.

(b) In the event of termination by the Company or any Investor of its obligations to effect the Closing pursuant to this Section 6.3, written notice thereof shall forthwith be given to the other Investors by the Company and the other Investors shall have the right to terminate their obligations to effect the Closing upon written notice to the Company and the other Investors. Nothing in this Section 6.3 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents.

7. Other Covenants and Agreements of the Parties.

7.1 Disclosure of Material Non-Public Information. The Company shall not disclose material non-public information to the Investors, or to advisors to or representatives of the Investors, unless prior to disclosure of such information the Company identifies such information as being material non-public information and provides the Investors, such advisors and representatives with the opportunity to accept or refuse to accept such material non-public information for review and any Investor wishing to obtain such information enters into an appropriate confidentiality agreement with the Company with respect thereto.

7.2 Listing of Registrable Securities. The Company shall promptly secure and maintain the listing of all of the Registrable Securities (as defined in the Registration Rights Agreement) pursuant to the terms set forth in the Registration Rights Agreement.

7.3 Legends. The Securities shall bear the following legends:

(a) “The securities represented hereby have not been registered with the Securities and Exchange Commission or the securities commission of any state in reliance upon an exemption from registration under the Securities Act of 1933, as amended, and, accordingly, may not be transferred unless (i) such securities have been registered for sale pursuant to the Securities Act of 1933, as amended, (ii) such securities may be sold pursuant to Rule 144, or (iii) the Company has received an opinion of counsel reasonably satisfactory to it that such transfer may lawfully be made without registration under the Securities Act of 1933, as amended.”

(b) If required by the authorities of any state in connection with the issuance of sale of the Securities, the legend required by such state authority.

7.4 Removal of Legends.

(a) In connection with any sale, assignment, transfer or other disposition of the Securities by an Investor pursuant to Rule 144 or pursuant to any other exemption under the Securities Act such that the purchaser acquires freely tradable securities and upon compliance by such Investor with the requirements of this Agreement, if requested by such Investor, the Company shall cause the Transfer Agent to timely remove any restrictive legends related to the book entry account holding such Securities and make a new, unlegended entry for such book entry Securities sold or disposed of without restrictive legends, provided that the Company has received from the Investor customary representations and other documentation reasonably acceptable to the Company in connection therewith.

(b) Subject to receipt from the Investor by the Company and the Transfer Agent of customary representations and other customary documentation reasonably acceptable to the Company and the Transfer Agent in connection therewith, upon the earliest of (i) the Securities being subject to an effective registration statement covering the resale of the Securities, (ii) such time as the Securities have been sold pursuant to Rule 144, or (iii) such time as the Securities are eligible for resale under Rule 144(b)(1) or any successor provision, the Company shall (A) deliver to the Transfer Agent irrevocable instructions that the Transfer Agent shall make a new, unlegended entry for such book entry Securities, together with either (1) a customary representation by the Investor that Rule 144 applies to the Securities represented thereby or (2) a statement by the Investor that such Investor has sold the Securities represented thereby in accordance with the plan of distribution contained in the Registration Statement, and (B) cause its counsel to deliver to the Transfer Agent one or more opinions to the effect that the removal of such legends in such circumstances may be effected under the Securities Act if required by the Transfer Agent to effect the removal of the legend in accordance with the provisions of this Agreement. The Company agrees that following such time as such legend is no longer required under this Section 7.4, it will, upon an Investor’s written request and compliance with the immediately preceding sentence, deliver or cause to be delivered to such Investor, a certificate representing that such Securities are free from all restrictive and other legends. Securities subject to legend removal hereunder shall be transmitted by the Transfer Agent to the Investor by crediting the account of the Investor’s custodian as directed by such Investor.

7.5 Furnishing of Information. In order to enable the Investors to sell the Securities under Rule 144, until the date that the Shares and the Warrant Shares cease to be Registrable Securities (as defined in the Registration Rights Agreement), the Company shall use its commercially reasonable efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the Effective Date pursuant to the Exchange Act. During such period, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Investors and make publicly available in accordance with Rule 144(c) such information as is required for the Investors to sell the Securities under Rule 144.

7.6 Indemnification of Investors. Subject to the provisions of this Section 7.6, the Company will indemnify and hold each Investor harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation, that any such Investor may suffer or incur as a result of or relating to any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement; provided, however, that the aggregate liability of the Company to each Investor under this Section 7.6 shall not exceed the amount paid by such Investor to the Company pursuant to Section 3. Promptly after receipt by any Investor (the “Indemnified Person”) of notice of any demand or claim from any Person that would or might give rise to a claim or the commencement of any action, proceeding or investigation in respect of which indemnification may be sought pursuant to this Section 7.6 (a “Third Party Claim”), such Indemnified Person shall promptly notify the Company in writing, and in reasonable detail, of such Third Party Claim. Thereafter, the Indemnified Person will deliver to the Company, within five (5) Business Days after the Indemnified Person’s receipt thereof, copies of all notices and documents (including court papers) received by the Indemnified Person relating to the Third Party Claim. If a Third Party Claim is made against the Company, the Company will be entitled to participate in the defense thereof and, if it so chooses, to assume the defense thereof (subject to a reservation of rights) with counsel selected by the Company by giving the Indemnified Person notice within twenty (20) days of the Company’s receipt of notice of the Third Party Claim pursuant to this Section 7.6. If the Company does not give such notice to the Indemnified Person of the Company’s intent to assume the defense of the Third Party Claim, the Indemnified Person shall be entitled to assume the defense thereof. Should the Company so elect to assume the defense of a Third Party Claim, the Company will not be liable to the Indemnified Person for legal expenses subsequently incurred by the Indemnified Person in connection with the defense thereof. If the Company assumes such defense, the Indemnified Person will have the right to participate in the defense thereof and to employ counsel, at its own expense, separate from the counsel employed by the Company, it being understood, however, that the Company will control such defense. If the Company chooses to defend any Third Party Claim, then all the Parties will cooperate in the defense or prosecution of such Third Party Claim. The Indemnified Person will not admit any liability with respect to, or settle, compromise or discharge, any Third Party Claim without the prior written consent of the Company. Notwithstanding any other provision of this Agreement, the Company shall not enter into settlement of any Third Party Claim without the prior written consent of the Indemnified Person (which consent shall not be unreasonably withheld), unless such settlement requires only the payment of money that the Company is obligated to pay.

7.7 Equal Treatment of Investors. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration is also offered to all of the Parties to the Transaction Documents. For clarification purposes, this provision constitutes a separate right granted to each Investor by the Company and negotiated separately by each Investor, and is intended for the Company to treat the Investors as a class and shall not in any way be construed as the Investors acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

7.8 Compliance with Laws. Notwithstanding any other provision of this Agreement, each Investor covenants that the Securities may be disposed of only pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act, or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, and in compliance with any applicable state and federal securities Laws. In connection with any transfer of the Securities other than (i) pursuant to an effective registration statement, (ii) to the Company, (iii) pursuant to Rule 144 (provided that the Investor provides the Company with reasonable assurances (in the form of seller and, if applicable, broker representation letters) that the Securities may be sold pursuant to such rule), or (iv) to its Affiliates, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of an Investor under this Agreement with respect to such transferred Securities.

7.9 Termination of Certain Obligations. The provisions of Sections 7.1 and 7.2 shall terminate and be of no further force and effect on the date on which the Company’s obligations under the Registration Rights Agreement to register or maintain the effectiveness of any registration covering the Registrable Securities (as defined in the Registration Rights Agreement) shall terminate.

8. Survival. The representations, warranties, covenants and agreements contained in this Agreement shall survive for a period of one (1) year following the Closing.

9. Miscellaneous.

9.1 Assignment. This Agreement may not be assigned by a party hereto without the prior written consent of the Company or the Investors, as applicable.

9.2 Successors. This Agreement shall be binding solely on, and inure solely to the benefit of, each of the undersigned and their respective successors and permitted assigns, and nothing set forth in this Agreement shall be construed to confer upon or give to any Person other than each of the undersigned and their respective successors and permitted assigns any benefits, rights or remedies under or by reason of, or any rights to enforce or cause the Company to enforce, the equity commitment or any provisions of this Agreement.

9.3 Counterparts; Faxes; Electronic Mail. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed via facsimile or electronic mail, each of which shall be deemed an original.

9.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

9.5 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given as hereinafter described (i) if given by personal delivery, then such notice shall be deemed given upon such delivery; (ii) if given by facsimile, then such notice shall be deemed given upon receipt of confirmation of complete transmittal; (iii) if given by mail, then such notice shall be deemed given upon the earlier of (A) receipt of such notice by the recipient or (B) three (3) days after such notice is deposited in first class mail, postage prepaid; and (iv) if given by an internationally recognized overnight air courier, then such notice shall be deemed given one (1) Business Day after delivery to such carrier. All notices shall be addressed to the party to be notified at the address as follows, or at such other address as such party may designate by ten (10) days’ advance written notice to the other party:

If to the Company:

Molecular Templates, Inc.

9301 Amberglen Boulevard, Suite 100

Austin, TX 78729

Attn: CEO

With a copy to:

Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.

One Financial Center

Boston, MA 02111

Attn: William C. Hicks

Matthew J. Gardella

If to the Investors:

to the addresses set forth on the signature pages hereto.

9.6 Expenses. The Parties shall pay their own costs and expenses in connection herewith; provided, however, following the Closing, the Company shall pay the reasonable fees and expenses of Longitude Venture Partners III, L.P., including its reasonable attorney’s fees and costs, up to a maximum aggregate amount of $175,000. In the event that legal proceedings are commenced by any party to this Agreement against another party to this Agreement in connection with any Transaction Document, the party or parties to such proceeding which do not prevail in such proceedings shall severally, but not jointly, pay their pro rata share of the reasonable attorneys’ fees and other reasonable out-of-pocket costs and expenses incurred by the prevailing party in such proceedings.

9.7 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Required Investors. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Securities purchased under this Agreement at the time outstanding, each future holder of all such Securities, and the Company.

9.8 Publicity. Except as set forth below, no public release or announcement concerning the transactions contemplated hereby shall be issued by the Company or the Investors without the prior written consent of the Company (in the case of a release or announcement by the Investors) or the Required Investors (in the case of a release or announcement by the Company) (which consents shall not be unreasonably withheld), except (i) as such release or announcement may be required by Law or the applicable rules or regulations of the SEC, any securities exchange or securities market, in which case the Company or the Investors, as the case may be, shall allow the Investors or the Company, as applicable, to the extent reasonably practicable in the circumstances, reasonable time to comment on such release or announcement in advance of such issuance or (ii) a public release or announcement in connection with discussions to investors not including the Required Investors, in which case such consent shall not be required. Notwithstanding the foregoing, no Investor may be named in a public release or announcement concerning the transactions contemplated hereby without such Investor’s prior written consent. The Investors hereby acknowledge and agree that no later than the fourth (4th) Business Day after the Effective Date, the Company shall (x) issue a press release reasonably acceptable to the Required Investors and (y) file a Current Report on Form 8-K describing the terms of the transactions contemplated by the Transaction Documents in the form required by the Exchange Act and attaching the material Transaction Documents (including, without limitation, this Agreement (and all schedules and exhibits to this Agreement), the form of Warrant and the Registration Rights Agreement, as exhibits to such filing (including all attachments)). In addition, the Company will make such other filings and notices in the manner and time required by the SEC or the NASDAQ Capital Market, the Warrants and the Registration Rights Agreement.

9.9 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable Law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable Law, the Parties hereby waive any provision of Law which renders any provision hereof prohibited or unenforceable in any respect.

9.10 Entire Agreement. This Agreement, including the Exhibits, the Warrants and the Registration Rights Agreement constitute the entire agreement among the Parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both oral and written, among the Parties with respect to the subject matter hereof and thereof.

9.11 Further Assurances. The Parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

9.12 Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the internal Laws of the State of Delaware without regard to the choice of law principles thereof. Each of the Parties irrevocably submits to the exclusive jurisdiction of the courts of the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular mater, any state or federal court within the State of Delaware) for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the Parties irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

9.13 Disclaimer. Except as expressly set forth in this Agreement, no Party makes any representation or warranty to any other Party of any nature, express or implied. Each Investor acknowledges and agrees that in evaluating its investment in the Securities, it is not relying on any representations, warranties or information (including the accuracy or completeness thereof) other than the representations and warranties contained herein and the information contained in the SEC Filings.

9.14 Independent Nature of Investors’ Obligations and Rights. The obligations of each Investor under any Transaction Document are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under any Transaction Document. The decision of each Investor to purchase Securities pursuant to the Transaction Documents has been made by such Investor independently of any other Investor. Nothing contained in any Transaction Document, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Investor acknowledges that no other Investor has acted as agent for such Investor in connection with making its investment hereunder and that no Investor will be acting as agent of such Investor in connection with monitoring its investment in the Securities or enforcing its rights under the Transaction Documents. Each Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of the Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose. The Company acknowledges that each of the Investors has been provided with the same Transaction Documents for the purpose of closing a transaction with multiple Investors and not because it was required or requested to do so by any Investor.

[Signature pages follow]

IN WITNESS WHEREOF, the Parties have executed this Securities Purchase Agreement as of the Effective Date.

The Company:	MOLECULAR TEMPLATES, INC.

	By:	/s/ Eric E. Poma
Its: Chief Executive Officer

[Signature Page to PIPE – Securities Purchase Agreement]

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IN WITNESS WHEREOF, the Parties have executed this Securities Purchase Agreement as of the Effective Date.

PERCEPTIVE SCIENCE MASTER FUND LTD.

By:	/s/ James H. Mannix
Its:	Chief Operating Officer

Aggregate Purchase Price (Subscription Amount): $5,000,000.00

Number of Shares to be Acquired: 724,133

Underlying Shares Subject to Warrant: 362,022
(50% of the number of Shares to be acquired)

Tax ID No.:

Address for Notice/Residency of Investor:

Telephone No.:

Facsimile No.:

E-mail Address:

Attention:

Delivery Instructions: (if different than above)

c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

[Signature Page to PIPE – Securities Purchase Agreement]

IN WITNESS WHEREOF, the Parties have executed this Securities Purchase Agreement as of the Effective Date.

BIOTECHNOLOGY VALUE FUND, LP

By:	/s/ BVF Partners LP
Its:	General Partner

By:	/s/ Mark Lampert
Title:	President, BVF, Inc., its General Partner

Aggregate Purchase Price (Subscription Amount): $2,327,035.00

Number of Shares to be Acquired: 337,017

Underlying Shares Subject to Warrant: 168,508
(50% of the number of Shares to be acquired)

Tax ID No.:

Address for Notice/Residency of Investor:

Telephone No.:

Facsimile No.:

E-mail Address:

Attention:

Delivery Instructions: (if different than above)

c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

[Signature Page to PIPE – Securities Purchase Agreement]

IN WITNESS WHEREOF, the Parties have executed this Securities Purchase Agreement as of the Effective Date.

BIOTECHNOLOGY VALUE FUND II, LP

By:	/s/ BVF Partners LP
Its:	General Partner

By:	/s/ Mark Lampert
Title:	President, BVF, Inc., its General Partner

Aggregate Purchase Price (Subscription Amount): $1,498,849.00

Number of Shares to be Acquired: 217,073

Underlying Shares Subject to Warrant: 108,536
(50% of the number of Shares to be acquired)

Tax ID No.:

Address for Notice/Residency of Investor:

Telephone No.:

Facsimile No.:

E-mail Address:

Attention:

Delivery Instructions: (if different than above)

c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

[Signature Page to PIPE – Securities Purchase Agreement]

IN WITNESS WHEREOF, the Parties have executed this Securities Purchase Agreement as of the Effective Date.

BIOTECHNOLOGY VALUE TRADING FUND OS, LP

By:	/s/ BVF Partners OS, Ltd.
Its:	General Partner

By:	/s/ BVF Partners LP
Its:	Sole Member

By:	/s/ Mark Lampert
Title:	President, BVF, Inc., its General Partner

Aggregate Purchase Price (Subscription Amount): $416,919.00

Number of Shares to be Acquired: 60,381

Underlying Shares Subject to Warrant: 30,190
(50% of the number of Shares to be acquired)

Tax ID No.:

Address for Notice/Residency of Investor:

Telephone No.:

Facsimile No.:

E-mail Address:

Attention:

Delivery Instructions: (if different than above)

c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

[Signature Page to PIPE – Securities Purchase Agreement]

IN WITNESS WHEREOF, the Parties have executed this Securities Purchase Agreement as of the Effective Date.

INVESTMENT 10, LLC

By:	/s/ BVF Partners LP
Its:	Attorney-in-fact

By:	/s/ Mark Lampert
Title:	President, BVF, Inc., its General Partner

Aggregate Purchase Price (Subscription Amount): $266,898.00

Number of Shares to be Acquired: 38,653

Underlying Shares Subject to Warrant: 19,326
(50% of the number of Shares to be acquired)

Tax ID No.:

Address for Notice/Residency of Investor:

Telephone No.:

Facsimile No.:

E-mail Address:

Attention:

Delivery Instructions: (if different than above)

c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

[Signature Page to PIPE – Securities Purchase Agreement]

IN WITNESS WHEREOF, the Parties have executed this Securities Purchase Agreement as of the Effective Date.

MSI BVF SPV, LLC

By:	/s/ BVF Partners LP
Its:	Attorney-in-fact

By:	/s/ Mark Lampert
Title:	President, BVF, Inc., its General Partner

Aggregate Purchase Price (Subscription Amount): $490,299.00

Number of Shares to be Acquired: 71,008

Underlying Shares Subject to Warrant: 35,504
(50% of the number of Shares to be acquired)

Tax ID No.:

Address for Notice/Residency of Investor:

Telephone No.:

Facsimile No.:

E-mail Address:

Attention:

Delivery Instructions: (if different than above)

c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

[Signature Page to PIPE – Securities Purchase Agreement]

IN WITNESS WHEREOF, the Parties have executed this Securities Purchase Agreement as of the Effective Date.

AJU GROWTH AND HEALTHCARE FUND

By:	/s/ Ji-Won Kim
Its:	CEO

Aggregate Purchase Price (Subscription Amount): $333,333.33

Number of Shares to be Acquired: 48,275

Underlying Shares Subject to Warrant: 24,137
(50% of the number of Shares to be acquired)

Tax ID No.:

Address for Notice/Residency of Investor:

Telephone No.:

Facsimile No.:

E-mail Address:

Attention:

Delivery Instructions: (if different than above)

c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

[Signature Page to PIPE – Securities Purchase Agreement]

IN WITNESS WHEREOF, the Parties have executed this Securities Purchase Agreement as of the Effective Date.

SANTÉ HEALTH VENTURES ANNEX FUND, L.P.

By:	/s/ SHV Annex Services, LP
/s/ SHV Management Services, LLC
Its:	General Partner

By:	/s/ Kevin Lalande
Title:	Managing Member

Aggregate Purchase Price (Subscription Amount): $66,666.67

Number of Shares to be Acquired: 9,655

Underlying Shares Subject to Warrant: 4,827
(50% of the number of Shares to be acquired)

Tax ID No.:

Address for Notice/Residency of Investor:

Telephone No.:

Facsimile No.:

E-mail Address:

Attention:

Delivery Instructions: (if different than above)

c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

[Signature Page to PIPE – Securities Purchase Agreement]

IN WITNESS WHEREOF, the Parties have executed this Securities Purchase Agreement as of the Effective Date.

SANTÉ HEALTH VENTURES I, L.P.

By:	/s/ SHV Annex Services, LP
/s/ SHV Management Services, LLC
Its:	General Partner

By:	/s/ Kevin Lalande
Title:	Managing Member

Aggregate Purchase Price (Subscription Amount): $266,666.67

Number of Shares to be Acquired: 38,620

Underlying Shares Subject to Warrant: 19,310
(50% of the number of Shares to be acquired)

Tax ID No.:

Address for Notice/Residency of Investor:

Telephone No.:

Facsimile No.:

E-mail Address:

Attention:

Delivery Instructions: (if different than above)

c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

[Signature Page to PIPE – Securities Purchase Agreement]

IN WITNESS WHEREOF, the Parties have executed this Securities Purchase Agreement as of the Effective Date.

EXCEL VENTURE FUND II, L.P.

By:	/s/ Excel Ventures II GP, LLC
Its:	General Partner

By:	/s/ Caleb Winder
Its:	Manager

Aggregate Purchase Price (Subscription Amount): $333,333.33

Number of Shares to be Acquired: 48,275

Underlying Shares Subject to Warrant: 24,137
(50% of the number of Shares to be acquired)

Tax ID No.:

Address for Notice/Residency of Investor:

Telephone No.:

Facsimile No.:

E-mail Address:

Attention:

Delivery Instructions: (if different than above)

c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

[Signature Page to PIPE – Securities Purchase Agreement]

IN WITNESS WHEREOF, the Parties have executed this Securities Purchase Agreement as of the Effective Date.

LONGITUDE VENTURE PARTNERS III, L.P.

By:	/s/ Longitude Capital Partners, LLC
Its:	General Partner

By:	/s/ Patrick Enright
Its:	Managing Director

Aggregate Purchase Price (Subscription Amount): $20,000,000.00

Number of Shares to be Acquired: 2,896,535

Underlying Shares Subject to Warrant: 1,448,267
(50% of the number of Shares to be acquired)

Tax ID No.:

Address for Notice/Residency of Investor:

Telephone No.:

Facsimile No.:

E-mail Address:

Attention:

Delivery Instructions: (if different than above)

c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

[Signature Page to PIPE – Securities Purchase Agreement]

IN WITNESS WHEREOF, the Parties have executed this Securities Purchase Agreement as of the Effective Date.

667, L.P.

BY: BAKER BROS. ADVISORS LP, management company and investment adviser to 667, L.P., pursuant to authority granted to it by Baker Biotech Capital, L.P., general partner to 667, L.P., and not as the general partner.

By:	/s/ Scott Lessing
Its:	President

Aggregate Purchase Price (Subscription Amount): $50,560.50

Number of Shares to be Acquired: 7,322

Underlying Shares Subject to Warrant: 3,661
(50% of the number of Shares to be acquired)

Tax ID No.:

Address for Notice/Residency of Investor:

Telephone No.:

Facsimile No.:

E-mail Address:

Attention:

Delivery Instructions: (if different than above)

c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

[Signature Page to PIPE – Securities Purchase Agreement]

IN WITNESS WHEREOF, the Parties have executed this Securities Purchase Agreement as of the Effective Date.

BAKER BROTHERS LIFE SCIENCES, L.P.

By: BAKER BROS. ADVISORS LP, management company and investment adviser to Baker Brothers Life Sciences, L.P., pursuant to authority granted to it by Baker Brothers Life Sciences Capital, L.P., general partner to Baker Brothers Life Sciences, L.P., and not as the general partner.

By:	/s/ Scott Lessing
Its:	President

Aggregate Purchase Price (Subscription Amount): $449,439.50

Number of Shares to be Acquired: 65,090

Underlying Shares Subject to Warrant: 32,545
(50% of the number of Shares to be acquired)

Tax ID No.:

Address for Notice/Residency of Investor:

Telephone No.:

Facsimile No.:

E-mail Address:

Attention:

Delivery Instructions: (if different than above)

c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

[Signature Page to PIPE – Securities Purchase Agreement]

IN WITNESS WHEREOF, the Parties have executed this Securities Purchase Agreement as of the Effective Date.

CDK ASSOCIATES L.L.C.

By:	/s/ Karen Cross
Its:	Treasurer

Aggregate Purchase Price (Subscription Amount): $7,000,000.00

Number of Shares to be Acquired: 1,013,787

Underlying Shares Subject to Warrant: 506,893
(50% of the number of Shares to be acquired)

Tax ID No.:

Address for Notice/Residency of Investor:

Telephone No.:

Facsimile No.:

E-mail Address:

Attention:

Delivery Instructions: (if different than above)

c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

[Signature Page to PIPE – Securities Purchase Agreement]

IN WITNESS WHEREOF, the Parties have executed this Securities Purchase Agreement as of the Effective Date.

SHREWSBURY CAPITAL PARTNERS LLC

By:	/s/ Jonathan Gold
Its:	Managing Member

Aggregate Purchase Price (Subscription Amount): $1,000,000.00

Number of Shares to be Acquired: 144,826

Underlying Shares Subject to Warrant: 72,413
(50% of the number of Shares to be acquired)

Tax ID No.:

Address for Notice/Residency of Investor:

Telephone No.:

Facsimile No.:

E-mail Address:

Attention:

Delivery Instructions: (if different than above)

c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

[Signature Page to PIPE – Securities Purchase Agreement]

IN WITNESS WHEREOF, the Parties have executed this Securities Purchase Agreement as of the Effective Date.

/s/ Franklin M. Berger
Franklin M. Berger

Aggregate Purchase Price (Subscription Amount): $500,000.00

Number of Shares to be Acquired: 72,413

Underlying Shares Subject to Warrant: 36,206
(50% of the number of Shares to be acquired)

Tax ID No.:

Address for Notice/Residency of Investor:

Telephone No.:

Facsimile No.:

E-mail Address:

Attention:

Delivery Instructions: (if different than above)

c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

[Signature Page to PIPE – Securities Purchase Agreement]